_______________________________________________________________________

                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                    __________

                                   SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                      of the Securities Exchange Act of 1934
                                    __________


        Filed by the Registrant [ X ]
        Filed by a Party other than the Registrant [    ]
        Check the appropriate box:
             [    ]    Preliminary Proxy Statement
             [ X  ]    Definitive Proxy Statement
             [    ]    Definitive Additional Materials
             [    ]    Soliciting Material Pursuant to Rule 14a-11(c) or
                    Rule 14a-12
             [    ]    Confidential, For Use of the Commission Only (as
                    permitted by Rule 14a-6(e)(2))

                                 HOLOMETRIX, INC.
                 (Name of Registrant as Specified In Its Charter)

        (Name of Person(s) Filing Proxy Statement, if Other than the
        Registrant)

        Payment of Filing Fee (Check Appropriate Box)
             [ X ]     No fee required.
             [   ]     Fee computed on table below per Exchange Act Rules
                   14a-6(i)(1) and 0-11.

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)   Proposed maximum aggregate value of transaction:

                  5)   Total fee paid:
             [    ]    Fee paid previously with preliminary materials.
             [    ]    Check box if any part of the fee is offset as
                       provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                       1)   Amount Previously Paid:
                       2)   Form, Schedule or Registration Statement No.:
                       3)   Filing Party:
                       4)   Date Filed:

        _______________________________________________________________________


                            HOLOMETRIX, INC.
                 25 WIGGINS AVENUE, BEDFORD, MA 01730


                                                  March 3, 1998



        Dear Stockholder:

              On behalf of the Holometrix Board of Directors, I cordially invite you to attend our Annual Meeting of Stockholders on Wednesday, March 25, 1998. Information concerning the formal matters to be acted on at the meeting is contained in the accompanying Notice of Meeting and Proxy Statement. We are also enclosing the 1997 Annual Report along with this Proxy Statement which describes our instrumentation and testing services businesses as well as the business of the Company's majority-owned subsidiary, Nametre. At the Annual Meeting, we plan to discuss the results of our operations during fiscal year 1997 and our expectations for the Company in fiscal year 1998. We will also answer any questions you may have.

              We look forward to personally greeting as many of our shareholders as will be able to attend the meeting. Whether or not you expect to attend the meeting, please take a moment now to complete, sign and date the enclosed proxy and return it in the postage-paid envelope we have provided. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy, provided you give written notice of the revocation of your proxy to the Corporate Secretary.

              Thank you for your interest in Holometrix. It is appreciated. I look forward to seeing you at our annual meeting.

                                            Sincerely yours,

                                            /s/ John E. Wolfe

                                            John E. Wolfe
                                            President and Chief
                                            Executive Officer




                            HOLOMETRIX, INC.
                25 Wiggins Avenue, Bedford, Massachusetts 01730

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On March 25, 1998

              Notice is hereby given that the Annual Meeting of Stockholders of Holometrix, Inc. (the "Company") will be held on Wednesday, March 25, 1998, at 11:30 a.m., at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts, to consider and act upon the following matters:

                    1. To fix the number of directors at six and to elect six directors to hold office for the ensuing year.

                    2. To approve the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 1998.

                    3. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

              Stockholders of record of the Company as of the close of business on March 5, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

              All stockholders are cordially invited to attend the meeting.

                                      By Order of the Board of Directors

                                      /s/ David J. Brown

                                      David J. Brown, Secretary

        Bedford, Massachusetts
        March 6, 1998

        WHETHER OR NOT YOU EXPECT TO ATTEND THE
        MEETING, PLEASE COMPLETE, SIGN AND DATE THE
        ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE
        ENCLOSED ENVELOPE IN ORDER TO ASSURE
        REPRESENTATION OF YOUR SHARES.  NO POSTAGE NEED
        BE AFFIXED IF MAILED IN THE UNITED STATES.




                            HOLOMETRIX, INC.
                25 Wiggins Avenue, Bedford, Massachusetts 01730

                            PROXY STATEMENT
                                     for
            Annual Meeting of Stockholders to be held March 25, 1998

              The Annual Meeting of Stockholders of Holometrix, Inc., a Delaware corporation (the "Company"), will be held Wednesday, March
        25, 1998, for the purposes set forth in the accompanying Notice of Annual Meeting. This statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at such meeting and at any and all adjournments thereof and is first being sent to stockholders on or about March 6, 1998. Any stockholder executing and returning a proxy in the enclosed form has the power to revoke such proxy at any time prior to the voting thereof by written notice to the Company, by executing a later dated proxy or by appearing and voting at the meeting.

              At the Annual Meeting, action is to be taken on (a) the election of a Board of Directors; (b) the ratification of the selection of independent accountants, and (c) transaction of such other business as may properly come before the meeting.

              All shares represented at the meeting by proxies in the accompanying form will be voted provided that such proxies are properly signed. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted for the election of directors and for the ratification of the selection of independent accountants.

              The Company will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone or personal interview. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them, and will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.


                              VOTING RIGHTS

        The Board of Directors has fixed March 5, 1998 as the record date for determination of stockholders entitled to vote at the Annual Meeting.
        At the close of business on March 5, 1998 there were outstanding and entitled to vote 23,861,878 shares of Common Stock of the Company.
        Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting, however, an abstention from voting or a broker non-vote has no effect on the election of directors.




         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

              The following table sets forth, as of February 1, 1998, to the knowledge of the Company, the ownership of the Company's
        23,861,878 outstanding shares of Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock, (ii) each of the Company's Directors and executive officers, and
        (iii) all Directors and officers as a group. Except as otherwise indicated, to the knowledge of the Company, the stockholders listed below have sole voting and investment power with respect to the shares indicated.

         Name and Address             Number of Shares        Percentage
         of Beneficial Owner          Beneficially Owned      of Class1

         Tytronics Incorporated         17,060,2442               69.9%
         25 Wiggins Avenue
         Bedford, MA 01730-2323

         Bantam Group, Inc.3              1,435,000                6.0%
         50 Bay Colony Drive
         Westwood, MA 02090

         John E. Wolfe                      200,0004                *

         Richard Mannello                   300,0004                *

         Joaquim S.S. Ribeiro               150,0004                *

         Salvatore J. Vinciguerra           150,0004                *

         All Officers and Directors
         as a group (5 persons)           2,235,000                9.4%

         _____________________________

         1Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of this statement pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

         2Includes warrants exercisable by Tytronics Incorporated to purchase 550,000 shares of the Company's Common Stock at an exercise price of $.10 per share. Joseph J. Caruso and John E. Wolfe, directors of the Company, Emile Sayegh and Edward J. Stewart, III, nominees for director of the Company, are also directors of Tytronics Incorporated.

         3Joseph J. Caruso, a director of the Company, is also president of Bantam Group, Inc., and has sole voting and investment power with respect to the 1,435,000 shares of Common Stock owned by Bantam Group, Inc.

         4Issuable upon the exercise of currently outstanding stock options.




        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. All requirements for officers and directors of the Company to file Section 16(a) reports have been met for the fiscal year ended September 30, 1997. The information set forth above is based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons.


                         ELECTION OF DIRECTORS

              The persons named in the proxy will vote, as permitted by the By-laws of the Company, to fix the number of directors at four and to elect as directors the six nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than six directors. Messrs. Caruso, Ribeiro, Wolfe and Vinciguerra are presently directors of the Company.

              Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified.
        If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

        The following table sets forth the name of each nominee and the positions and offices held by him, his age, the year in which he became a director of the Company, his principal occupation and business experience for the last five years, the names of other companies in which he serves as a director and the number of shares of Common Stock of the Company which he reported were beneficially owned by him as of February 1, 1998:

                                                Common Stock
        Name, Age, Principal                    Beneficially       Percentage of
        Occupation, Business Experience         Owned Directly     Common Stock
        and Directorships                       or Indirectly      Outstanding


        Joseph J. Caruso, age 54                  1,435,0001            6.0%
        Mr. Caruso has been a Director of the
        Company since November of 1994 and
        was Acting President of the Company
        from June of 1993 until February of
        1995. Mr. Caruso is also President of
        Bantam Group, Inc., a business
        advisory organization founded in
        1986.  Mr. Caruso has 20 years of
        general management, marketing, and
        financial experience in several high
        technology companies, including
        marketing, manufacturing and
        financial roles at Teradyne, Inc., a
        manufacturer of automatic test
        systems, corporate planning at Autex,
        Inc., a provider of block trading
        information for brokers and
        institutions, and President and CEO of
        Cyborg Corporation, a supplier of
        laboratory and factory automation
        systems.  Mr. Caruso is presently a
        member of the board of directors of
        Haymarket Bank, Tytronics
        Incorporated, a manufacturer of
        process monitoring instrumentation
        and Boston Restaurant Associates,
        owner and operator of Italian
        restaurants and pizzerias. Mr. Caruso
        holds a B.S. in Electrical Engineering
        from Northeastern University and a
        Master of Business Administration
        degree from The Harvard Business
        School.


        Joaquim S. S. Ribeiro, age 61                150,0002               *
        Mr. Ribeiro has been a Director
        Company since November of 1994.
        Mr. Ribeiro is a self-employed
        management consultant, and is a
        director of Health Source ("CMHC"),
        and the Bank of Boston - Worcester,
        Massachusetts, regional board.  From
        1992 to 1993, he served as vice-
        chairman of Multibank Financial
        Corp., a public bank holding company
        now part of Bank of Boston, and as
        interim president of CMHC.  From
        1989 to 1992, he served as general
        manager of the law firm of Bowditch
        and Dewey, and previously was vice
        president and treasurer of the
        Worcester Polytechnic Institute.  Mr.
        Ribeiro holds a B.S. in Aeromechanics
        from Worcester Polytechnic Institute
        and a Master of Business
        Administration in Economics and
        Finance from Clark University.


        Emile Sayegh, age 43                               0             *
        Mr. Sayegh is one of the original
        founders of Tytronics Incorporated
        and has twenty years of combined
        experience in both  research and
        product development.  He has
        personally directed and designed many
        successful products in the field of
        laboratory and process
        instrumentation.  Previously, he was
        employed by Orion Research as
        project leader and principal engineer.
        Mr. Sayegh holds a Bachelor's Degree
        in Mechanical Engineering from the
        College of Arts and Sciences,
        Lebanon, a B.S. in Electrical
        Engineering from Northeastern
        University and has done graduate
        studies in Computer Science.



        Edward J. Stewart, III, age 51                     0             *
        Mr. Stewart served as a Director of
        the Company from 1988 through
        1996.  Since 1994, Mr. Stewart has
        served as general partner of Kestrel
        Venture Management, a venture
        capital firm, and from 1983 to 1994
        Mr. Stewart served as the President of
        Corning Capital Corporation, a
        venture capital firm, and was formerly
        president of GWI Leasing Corporation
        from 1980 to 1983.  Mr. Stewart also
        serves on the board of directors of
        approximately ten other companies.
        Mr. Stewart holds a Master of
        Business Administration degree from
        Harvard Business School and an
        Administrative Studies degree from
        Yale University.



        Salvatore J. Vinciguerra, age 59             150,0002            *
        Mr. Vinciguerra has been a Director
        of the Company since February of
        1995.  He has been President and
        Chief Operating Officer of
        Ferrofluidics Corporation since
        January of 1995 and Chief Executive
        Officer and a director since June of
        1996.  From 1991 until 1994, Mr.
        Vinciguerra served as President and
        Chief Executive Officer of Staveley,
        Inc., the U.S. operating arm of
        Staveley Industries, plc.  From 1985
        until 1989, he served as President and
        Chief Operating Officer of Instron
        Corporation, which he initially had
        joined in 1969.  Mr. Vinciguerra is
        also a member of the board of
        directors of Lytron Corporation, the
        Japan Society of Boston and
        Children's Museum of Boston.  Mr.
        Vinciguerra holds a B.S. in
        Engineering from Princeton University
        and a Master of Business
        Administration degree from The
        Harvard Business School.

        John E. Wolfe, age 59                        200,0002            *
        Mr. Wolfe joined the Company as a
        Director in November of 1994 and
        was elected President and Treasurer of
        the Company in February of 1995.
        Since 1987, Mr. Wolfe has also been
        President, Chief Executive Officer and
        a director of Tytronics Incorporated, a
        manufacturer and marketer of on-line
        chemical analyzers for the process and
        environmental markets.  Previously,
        Mr. Wolfe was employed by EG&G's
        Fluid Components Technology Group,
        serving as Senior Vice President,
        Western Hemisphere Operations, and
        Vice President and General Manager,
        Engineered Products Division.  Mr.
        Wolfe is also a Director of Colorado
        MEDTech, in Boulder, Colorado, a
        publicly held medical products
        company.  He is also Chairman of the
        Board of Trustees of Bryant College in
        Smithfield, Rhode Island.  Mr. Wolfe
        holds a B.S. in Electrical Engineering
        from Worcester Polytechnic Institute,
        an S.M. from the Massachusetts
        Institute of Technology as a Sloan
        Fellow, and he has completed the
        Advanced Management Program at the
        Harvard Business School.

        _____________________________

        1Mr. Caruso is the president of Bantam Group, Inc., and may therefore be deemed to share beneficial ownership of the 1,435,000 shares owed by Bantam Group, Inc.

        2Issuable upon the exercise of currently outstanding stock options.

        *Less than 1%.




        Information as to Other Executive Officers

              Executive officers are elected by the Board of Directors and hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors. During fiscal 1997, the following individuals served as executive officers of the Company other than those executive offices who also served as directors:


                                                   Common Stock
                                                   Beneficially    Percentage of
        Name, Age, Principal                       Owned Directly  Common Stock
        Occupation and Business Experience         or Indirectly   Outstanding


        John A. Hanna, Jr., Age 56                       0               *
        Mr. Hanna joined the Company as Chief Financial
        Officer in August, 1997. He was elected Treasurer in December 1997. Previously, Mr. Hanna was
        Chief Financial Officer for the Danis Group from
        1996 to 1997.  Prior to 1996, Mr. Hanna was
        Treasurer of Alpha Industries, Inc. from 1978 to
        1996.  Mr. Hanna holds a B.S. in Electrical
        Engineering from Tufts University, an M.ENG. in
        Electrical Engineering from Yale University, and an
        MBA in Finance from Boston University.

        Richard Mannello, Age 40                     300,0001            *
        Mr. Mannello joined the Company as Director,
        Marketing, Sales and Engineering in November
        1995.  He was elected Vice President and General
        Manager in November 1996.  Previously Mr.
        Mannello was Manager of Marketing at Loral
        Infrared and Imaging Systems from 1990 to 1995.
        Prior to 1990, Mr. Mannello was Manager of
        Marketing for Honeywell Electro-Optics Division.
        Mr. Mannello holds a Master of Business
        Administration from Boston University and a B.S. in Optics from the University of Rochester Institute of Optics.

        _________________________

        1Issuable upon the exercise of currently outstanding stock options.

        *Less than 1%.


        Board Meetings and Committees of the Board

              The Board of Directors met five times during fiscal 1997. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served.




        Audit Committee

              Messrs. Ribeiro and Vinciguerra constitute the membership of the Board's Audit Committee, which met one time during fiscal year 1997.
        The Audit Committee (1) recommends to the Board of Directors the firm of independent accountants which is to be engaged to audit the books of account and other corporate records of the Company, (2) reviews with the independent accountants the scope of their audit with particular emphasis on the areas to which either the Committee or the independent accountants believe special attention should be directed, (3) reviews the recommendations of the independent accountants regarding internal controls and other matters, and (4) makes reports, whenever deemed advisable, to the Board of Directors with respect to the internal control and accounting practices of the Company.

        Compensation Committee

              Messrs. Caruso and Ribeiro constituted the membership of the Board's Compensation Committee during fiscal 1997. The
        Compensation Committee met one time during fiscal year 1997. The Compensation Committee reviews and recommends changes in the salaries of officers and employees, and advises upon the compensation and stock option plans in which the directors, officers and employees of the Company are eligible to participate.

        Board of Directors Compensation

              During fiscal 1997, the Company did not pay directors for their Board or Committee services. However, the Company pays non-employee directors the sum of $2,000 per year in lieu of expense reimbursement associated with attending directors' meetings. In addition, non-employee directors have in the past been granted options to purchase shares of the Company's Common Stock. During fiscal year ended September 30, 1995, each of Joaquim S.S. Ribeiro and Salvatore
        J. Vinciguerra were granted options to purchase 150,000 shares of the Company's Common Stock at an exercise price of $.03 per share. Such options vest over a period of four years and are exercisable for five years from the date of grant.




        Executive Compensation

              The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1997, September
        30, 1996 and September 30, 1995, of those persons who were (i) the Company's Chief Executive Officer during the fiscal year ended
        September 30, 1997, and (ii) other executive officers of the Company as of September 30, 1997, who received total cash and bonus compensation in excess of $100,000 (the "Named Officers") during fiscal year 1997.

                                     Executive Compensation
                                                     Restr   Securities
                                          Other      icted   Underlying
        Name and                          Compen-    Stock   All             Other
        Principal        Salary  BONUS    sation     Award   Options/SARs  Compensation
        Position    Year   ($)    ($)     ($)<F1>     ($)      (#)            ($)
        John E.    1997  36,000     0        0        n/a        n/a           n/a
        Wolfe
        President,
        CEO and
        Treasurer

        Richard    1997  111,478   500       0        n/a    300,000<F2>       n/a
        Mannello
        Vice Pres-
        ident and
        General
        Manager

        John E.    1996  52,200     0        0        n/a                      n/a
        Wolfe
        President,
        CEO and
        Treasurer

        John E.    1995  33,333     0        0        n/a    200,000<F2>        n/a
        Wolfe
        President,
        CEO and
        Treasurer

        Joseph J.  1995     0       0     36,000      n/a        n/a           n/a
        Caruso
        Acting
        President
        and CEO

        <F1> Includes consulting fees paid and accrued to Bantam.  Mr. Caruso is President of Bantam.

        <F2> Represents the grant of options to purchase shares of the Company's common stock which vest over a period of four years from the date of grant.



                         Option Grants In Last Fiscal Year

                        Number of    Percent of
                        Securities   Total
                        Underlying   Options/         Exercise
                        Options/     SARs Granted     Or Base
                         SARs         To Employees     Price         Expiration
                         Granted (#)  in Fiscal Yr.    ($/Share)     Date

John E. Wolfe                0

Richard Mannello          200,000        42.5%          $.05         11/7/2001


              The following table sets forth information concerning option exercises during fiscal 1997 and the value of unexercised options as of September 30, 1997. No options were exercised during fiscal year 1997 by any of the Named Officers in the compensation table.

                 Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                              # of Unexercised   $ Value of
                                              Options            Unexercised
                      # Shares                at Sept. 30,       Options at
                      Acquired    $           1997               Sept. 30, 1997
                      on          Value       (Exercisable/      (Exercisable/
        Name          Exercise    Realized    Unexercisable)     Unexercisable)1

        John E.          0          $0       200,000/200,000             $0
        Wolfe

        Joseph J.        0          $0              0                    $0
        Caruso

        Richard          0          $0       300,000/300,000             $0
        Mannello
        _________________________

        1Value is based on the difference between option exercise price and the fair market value at fiscal 1997 year end, multiplied by the number of shares underlying the option.


        CONSULTING AGREEMENT

              The Company and Bantam are parties to a consulting agreement effective June 6, 1993, which continues month-to-month unless terminated by either party on thirty days' notice. Pursuant to this agreement, Bantam was paid $1,500 per month during fiscal 1997. Mr. Caruso, a director of the Company, is also president of Bantam.




        1991 STOCK PLAN

              On March 26, 1991, the Board of Directors adopted the 1991
        Stock Plan (the "1991 Plan"), which was approved by the stockholders on March 25, 1992. The purpose of the 1991 Plan is to provide incentives to officers, directors, employees and consultants of the Company. Under the 1991 Plan, officers and employees of the Company may be granted "incentive stock options" ("ISO" or "ISOs"). Directors, officers, employees and consultants of the Company may be granted options which do not qualify as ISOs ("Non-Qualified Option" or "NonQualified Options") and, in addition, such persons may be granted awards of stock in the Company ("Awards") and opportunities to make direct purchases of stock in the Company ("Purchases"). Options, Awards and Purchases are referred to as "Stock Rights".

              The 1991 Plan is administered by the Compensation Committee
        (the "Committee"), currently consisting of Messrs. Stewart and Caruso. Mr. Caruso is a former executive officer of the Company. Directors who are members of the Committee are not eligible to participate in the 1991 Plan.

              Subject to the terms of the 1991 Plan, the Committee has the authority to determine the persons to whom Stock Rights shall be granted (subject to certain eligibility requirements for grants of ISOs), the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, and other terms and provisions governing the Stock Rights, as well as the restrictions, if any, applicable to shares of Common Stock issuable upon exercise of Stock Rights. The Committee also has the authority to determine the duration and vesting rate of each option and whether restrictions such as repurchase rights of the Company are to be imposed on shares of stock subject to Stock Rights. The Committee has the authority to interpret the 1991 Plan and to prescribe and rescind regulations pertaining to it.

              ISOs under the 1991 Plan may be granted to any employee of the Company. As of September 30, 1997, the Company had 22 employees.
        Only those officers and directors of the Company who are employees may be granted ISOs under the 1991 Plan. In no event may the aggregate fair market value (determined on the date of grant of an ISO) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) exceed $100,000. Otherwise, there is no restriction as to the maximum or minimum amount of options an employee may receive. Non-Qualified Options, awards and purchases may be granted to any director, officer, employee or consultant of the Company, other than members of the Committee.

              The exercise price per share of ISOs granted under the 1991
        Plan cannot be less than the fair market value per share of the Common Stock on the date of grant, or, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value per share of the Common Stock on the date of grant. The exercise price per share of Non-Qualified Options granted under the 1991 Plan cannot be less than the lesser of the book value per share of Common Stock as of the end of the preceding fiscal year, or 50% of the fair market value per share of Common Stock on the date of grant.

              The 1991 Plan requires that each option shall expire on the date specified by the Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company, such ISO shall expire on the date specified by the Committee, but not more than five years from its date of grant.




              Stock Rights granted under the 1991 Plan provide for full
      payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal to, as of the date of the exercise, the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in
        Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. By allowing at the discretion of the Committee, payment of the exercise price by delivering shares of the Company, the 1991 Plan permits the "pyramiding" of shares. Pyramiding occurs when the option holder in a series of successive transactions uses the shares received upon the prior exercise of an option to purchase additional shares under further outstanding options. A participant can thereby substantially increase his equity ownership in the Company without a significant contribution.

              The 1991 Plan authorizes the grant of Stock Rights to acquire 3,000,000 shares of Common Stock. Pursuant to the terms of the 1991 Plan, shares subject to options which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the 1991 Plan.

              Options to purchase an aggregate of 470,000 shares of Common Stock at an exercise price of $.05 per share were granted during fiscal 1997 to various employees of the Company of which 200,000 shares were granted to Richard Mannello, Vice President and General Manager of the Company. No other options or rights were granted under the 1991 Plan during the 1997 fiscal year. No options were canceled during fiscal 1997. As of September 30, 1997, options to purchase 1,094,000 shares of Common Stock were issued and unexercised and had been granted under the 1991 plan, and no options granted under the 1991 Plan had been exercised.


               INTEREST OF MANAGEMENT AND OTHERS IN
              CERTAIN TRANSACTIONS AND RELATIONSHIPS


              The Company and Bantam are parties to a consulting agreement effective June 6, 1993, which continues month-to-month unless terminated by either party on thirty days' notice. Pursuant to this agreement, Bantam was paid $5,000 per month through January 1995, $2,000 per month through October 1, 1995 and has been paid $1,500 per month thereafter. Mr. Caruso, a Director of the Company, is president of Bantam.

              As of September 30, 1997, the Company held notes payable to Tytronics totaling $282,056, of which $72,014 was a current liability, and $210,042 was a long-term liability on the Company's balance sheet at September 30, 1997.

              Effective September 30, 1996, the Company acquired One
        Hundred Twenty Thousand (120,000) shares (the "Shares") of common stock, $0.013 par value, of National Metal Refining Company
        ("Nametre") for cash of $225,000, notes payable of $75,000, and acquisition costs. The Company raised the funds to acquire the Shares from Nametre by issuing Six Million (6,000,000) shares of the Company's common stock, $0.01 par value, to Tytronics at a purchase price of Five Cents ($0.05) per share. Joseph J. Caruso, a director of the Company, is also a director of Nametre. Messrs. Caruso and Wolfe, directors of the Company, and Messrs. Sayegh and Stewart, nominees for director of the Company, are also directors of Tytronics. In addition, Mr. Caruso is the president of Bantam, which is a stockholder of the Company and Nametre and has entered into consulting agreements with Nametre and the Company.




              The Company and Tytronics share operating facilities at 25
        Wiggins Avenue, Bedford, Massachusetts. The Company and Tytronics allocate rental expense associated with the facility based on the square footage occupied by each company. This arrangement currently results in the payment by Tytronics to the Company of approximately $3400 per month for the occupancy by Tytronics of a portion of the Company's leased facilities. The Company and Tytronics also share other operating and administrative costs based on estimated usage. During the fiscal years ended September 30, 1997, and 1996, this informal agreement resulted in the payment of approximately $86,000 and $80,000, respectively, by the Company to Tytronics for such operating and administrative costs.

              During the fiscal year ended September 30, 1997, the Company and Tytronics were also parties to various informal working capital agreements pursuant to which Tytronics provided working capital financing to the Company on a short-term basis. These advances are payable on demand with 10% interest. As of fiscal year end, September 30, 1997, $51,576 was due to Tytronics by the Company under these arrangements. During fiscal year 1997 and 1996, the Company borrowed an aggregate of $235,412 and $130,000, including interest, from Tytronics under these arrangements. During fiscal year 1996, the Company restructured its existing debt to Tytronics by extending the due date for an aggregate of $155,000 of existing debt in exchange for the issuance of warrants to Tytronics to purchase 1,000,000 and 1,100,000 shares of the Company's common stock at warrant exercise prices of $.10 and $.05 per share, respectively. On September 29, 1997
        Tytronics exercised warrants for 1,550,000 shares of the Company's Common Stock in exchange for debt of $100,000.


                         APPROVAL OF AUDITORS

              The Board of Directors has selected the firm of BDO Seidman
        LLP, independent public accountants, as auditors of the Company for the fiscal year ending September 30, 1998, and is submitting the selection to stockholders for approval. Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting of Stockholders.
       They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.


                             OTHER MATTERS

              The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

              Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Bedford, Massachusetts, not later than November 5, 1998, for inclusion in the proxy statement for that meeting.







                            HOLOMETRIX, INC.
                 25 WIGGINS AVENUE, BEDFORD, MA 01730

                                  PROXY

                   THIS PROXY IS SOLICITED ON BEHALF
           OF THE BOARD OF DIRECTORS OF HOLOMETRIX, INC.

        The undersigned stockholder of Holometrix, Inc. (the "Company") hereby appoints John E. Wolfe and David J. Brown, and each of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of stock of the Company which the undersigned may be entitled to vote at the annual meeting of the stockholders of the Company to be held at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts on Wednesday, March 25, 1998, and at any adjournment or postponement of such meeting, for the following purposes and with discretionary authority as to any other matter that may properly come before the meeting, all in accordance with and as described in the Notice and accompanying Proxy Statement. If no direction is given, this proxy will be voted FOR proposals 1 and 2.

              Proposal (1):  Fix the number of Directors at six.

        FOR ___           AGAINST ___             ABSTAIN ___

              Elect Directors
        ___   Grant AUTHORITY to vote  ___ WITHHOLD AUTHORITY
              for all nominees (except      to vote for all nominees
              as otherwise specified below).

              Director Nominees: Joseph J. Caruso, Joaquim S.S. Ribeiro,
                                Emile Sayegh, Edward J. Stewart, III,
                                Salvatore Vinciguerra and John E. Wolfe

              (INSTRUCTIONS: To withhold authority to vote for any nominees print the name of such nominees on the space provided below).


              ________________________________________________________


              Proposal (2): Approval of the selection of BDO Seidman, LLP as independent auditors.

             FOR ___         AGAINST ___          ABSTAIN ___

                                      Date__________________, 1998

                                      _______________________________________

                                      _______________________________________
                                            (Signature of Stockholder)
                                      Please sign exactly as your name
                                      appears.  If acting as attorney,
                                      executor, trustee or in other
                                      representative capacity, sign name
                                      and title.